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                                                                    EXHIBIT 10.2


                                MODIFICATION TO
                             MASTER CREDIT AGREEMENT

DATE:       March 17, 1998

PARTIES:    BORROWER:         CARMEL MOUNTAIN RANCH,
                              a California general partnership

            BANK:             BANK ONE, ARIZONA, NA,
                              a national banking association

RECITALS:

A. Bank has extended to Borrower credit ("Loan") in the principal amount of $10,000,000.00 pursuant to the Master Credit Agreement dated as of February 15, 1995 (as amended, the "AGREEMENT"), and evidenced by the Secured Promissory Note, dated February 15, 1995 ("NOTE"). The unpaid principal balance of the Loan as of the date hereof is $9,754,971.99.

B. The loan is secured by various deeds of trust recorded in the State of California. The agreements, documents and instruments securing the Loan and the Note are referred to individually and collectively as the 'SECURITY DOCUMENTS.

C. Bank and Borrower have executed and delivered previously the following agreements ("AMENDMENTS") modifying the terms of the Loan, the Note, the Agreement, and/or the Security Documents: First Amendment to Master Credit Agreement dated October 10, 1995; Second Amendment to Master Credit Agreement dated October 4, 1996; and Third Amendment to Master Credit Agreement dated September 25, 1997. (The Note, the Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, amendments, documents and instruments evidencing, securing, or otherwise relating to the loan, as amended in the Amendments, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS". Hereinafter, "NOTE ", "AGREEMENT", "DEED OF TRUST" and "SECURITY DOCUMENTS", shall mean such documents are amended in the Amendments.)

D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

1.    ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.    MODIFICATION OF LOAN DOCUMENTS.

      2.1.1 The maturity date of the Loan and the Note is changed from March 17, 1998 to June 16, 1998. On the maturity date, Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

3.    RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

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4. BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

      4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

      4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

      4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

      4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

      4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

      4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.     BORROWER COVENANTS.

Borrower covenants with Bank:

      5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

      5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omission of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

      5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

            5.3.1 All accrued and unpaid interest under the Note and all amounts other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

            5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing and recording costs, expenses, and fees.


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6.    EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental certification and indemnity agreement.

7.    INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated or waived except in a writing signed by the parties thereto.

8.    BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

9.    CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

10.   COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


BORROWER:               CARMEL MOUNTAIN RANCH, a California general partnership

                        By: Presley Homes, a California corporation, formerly known as The Presley Companies, general partner

                              By:    /s/ David M. Siegel
                                     -------------------------------------------
                              Name:  David M. Siegel
                                     -------------------------------------------
                              Title: Sr. Vice President
                                     -------------------------------------------


                              By:    /s/ W. Douglass Harris
                                     -------------------------------------------
                              Name:  W. Douglass Harris
                                     -------------------------------------------

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                              Title: Vice President
                                     -------------------------------------------


                        By: Presley CMR, Inc., a California corporation, general partner

                              By:    /s/ David M. Siegel
                                     -------------------------------------------
                              Name:  David M. Siegel
                                     -------------------------------------------
                              Title: Sr. Vice President
                                     -------------------------------------------


                              By:    /s/ W. Douglass Harris
                                     -------------------------------------------
                              Name:  W. Douglass Harris
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


BANK:                   BANK ONE, ARIZONA, NA, a National banking association

                              By:    /s/ Frank W. Henry
                                     -------------------------------------------
                              Name:  Frank W. Henry
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------


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